UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 10, 2010

CommunitySouth Financial Corporation

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-51896	20-0934786
(Commission File Number)	(IRS Employer Identification No.)

6602 Calhoun Memorial Parkway, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 306-2540

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)          Departure of Directors.

On February 10, 2010, Mr. Arnold J. Ramsey, a director of CommunitySouth Financial Corporation (the “Company”) and CommunitySouth Bank and Trust (the “Bank”), resigned from his position as director to each of the Company and the Bank due to personal reasons, effective as of February 10, 2010.  Mr. Ramsey’s decision to resign from the board of directors did not arise or result from any disagreement with the Company on any matters relating to the Company’s operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITYSOUTH FINANCIAL CORPORATION

Dated: February 16, 2010	By:	/s/ John W. Hobbs
John W. Hobbs
Chief Financial Officer